                                                                       Exhibit 9



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Scott V. Carney
--------------------------
Scott V. Carney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001






/s/ Mary Lynn Finelli
--------------------------
Mary Lynn Finelli

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ James D. Kestner
---------------------------
James D. Kestner

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Sarah C. Lange
--------------------------
Sarah C. Lange

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Alan F. Hinkle
---------------------------
Alan F. Hinkle

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Joan C. Tucker
-------------------------
Joan C. Tucker

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Mehran Assadi
-------------------------
Mehran Assadi

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Linda M. Springer
-------------------------------
Linda M. Springer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Rosanne Gatta
-----------------------------
Rosanne Gatta

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Providentmutual Life and Annuity Company of America, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Providentmutual Life and Annuity Company of America ("PLACA") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of PLACA such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 5, 2001





/s/ Robert W. Kloss
-----------------------------
Robert W. Kloss